PLAN INVESTMENT FUND, INC.

SUPPLEMENT DATED JULY 16, 2014

TO THE PROSPECTUS DATED APRIL 30, 2014

RELATING TO THE MONEY MARKET PORTFOLIO AND GOVERNMENT/REPO PORTFOLIO

On June 13, 2014, the Board of Trustees of Plan Investment Fund, Inc. (the “Fund”) approved changes to the investment guidelines relating to the Fund’s Money Market Portfolio (the “Portfolio”), including the following:

•	Permitting investment by the Portfolio in obligations of domestic and foreign branches of U.S. and foreign commercial banks and bank holding companies, including commercial paper, bankers acceptances, certificates of deposit, notes, bonds and time deposits. Previously, the Portfolio was not permitted to invest in obligations of foreign branches of U.S. and foreign commercial banks and bank holding companies, except for time deposits in foreign commercial banks which were limited to Eurodollar and Canadian time deposits.

•	Permitting investment by the Portfolio in obligations of domestic and foreign corporations, including commercial paper, variable amount master demand notes, notes and bonds. Previously, the Portfolio was not permitted to invest in obligations of foreign corporations.

As the result of certain of the foregoing changes, the following changes are being made to the Prospectus as previously filed with the Securities and Exchange Commission:

On page 8 of the Prospectus, in the paragraph under the caption “Principal Investment Strategies” the words “and foreign” are inserted after the word “domestic” and before the word “corporations.”

On page 13 of the Prospectus, the paragraphs numbered 1 through 3 following the phrase “The Money Market Portfolio may also” are deleted in their entirety and replaced with the following:

1. Purchase bank obligations, such as certificates of deposit, bankers’ acceptances and bank notes, issued or supported by the credit of U.S. and foreign branches of U.S. and foreign banks with assets of at least $1 billion, and time deposits in U.S. and foreign banks with assets of at least $1 billion, if such obligations meet the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and other rules of the Securities and Exchange Commission.

2. Purchase commercial paper issued by domestic and foreign issuers, and rated at the time of purchase at least “A-1” by Standard & Poor’s Ratings Services, a Standard and Poor’s Financial Services LLC business (“S&P”) or “P-1” by Moody’s Investors Service, Inc. (“Moody’s”).

3. Purchase corporate bonds and notes issued by domestic and foreign issuers, and rated at the time of purchase at least “AA” by S&P or at least “Aa” by Moody’s.

This Supplement should be retained with your Prospectus for future reference.